UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 11, 2012

OCCIDENTAL PETROLEUM CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-9210	95-4035997
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

10889 Wilshire Boulevard
Los Angeles, California	90024
(Address of principal executive offices)	(ZIP code)

Registrant’s telephone number, including area code:
(310) 208-8800

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

[   ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e) Compensatory Arrangements of Certain Officers.

On July 11, 2012, the Compensation Committee of the Board changed the Return on Equity Incentive (“ROEI”) awards issued in 2009 to Dr. Ray R. Irani and Stephen I. Chazen to provide for the amounts payable upon certification of the level of achievement of the Performance Goal to be settled 50% in cash and 50% in shares, instead of 100% in cash.  The recipients will retain shares equivalent to the number of net after-tax shares received for at least three years.  The form of amendment to the 2009 ROEI grant agreement is included as Exhibit 10.1.

Additionally, on July 11, 2012, the Compensation Committee authorized grants of incentive awards under the 2005 Long-Term Incentive Plan.  Dr. Irani and Messrs. Chazen, de Brier, Albrecht, Lowe and Lienert received Total Shareholder Return Incentive (“TSRI”) awards of a maximum number of performance shares of 212,842, 236,491, 75,677, 75,677, 75,677 and 47,299, respectively, and Restricted Stock Incentive awards of 59,123, 59,123, 18,920, 18,920, 18,920 and 11,825 shares, respectively.  The value of these awards is the same as the value of the awards granted in 2011 based on Occidental’s common stock price on the respective grant dates in 2011 and 2012. The forms of award agreements are attached as Exhibits 10.2 and 10.3.  The forms are substantially the same as last year’s except that for both awards, the dates of the performance periods have been revised and for the TSRI, the amounts payable upon certification of the level of achievement of the Performance Goal will be settled 100% in shares instead of 50% in cash and 50% in shares.

Section 9 - Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits

(d)	Exhibits

10.1
Form of Amendment to Return on Equity Incentive Award Grant Agreement (incorporated by reference to Exhibit 10.1 to Occidental’s Current Report on 8-K dated July 13, 2011 (date of earliest event reported), filed July 18, 2011, File No. 1-9210).

10.2	Form of Occidental Petroleum Corporation 2005 Long-Term Incentive Plan Total Shareholder Return Incentive Award Terms And Conditions (Equity-based and Equity-settled Award).

10.3	Form of Occidental Petroleum Corporation 2005 Long-Term Incentive Plan Restricted Stock Incentive Award Terms and Conditions.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCCIDENTAL PETROLEUM CORPORATION
(Registrant)

DATE: July 13, 2012	/s/ JAMES M. LIENERT
James M. Lienert, Executive Vice President
and Chief Financial Officer

EXHIBIT INDEX

(d)	Exhibits

10.2	Form of Occidental Petroleum Corporation 2005 Long-Term Incentive Plan Total Shareholder Return Incentive Award Terms And Conditions (Equity-based and Equity-settled Award).

10.3	Form of Occidental Petroleum Corporation 2005 Long-Term Incentive Plan Restricted Stock Incentive Award Terms and Conditions.